Washington Real Estate Investment Trust

Supplemental Information

December 31, 2002

Contact:	6110 Executive Blvd
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

December 31, 2002

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquarted in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 60 properties consisting of 11 retail centers, 24 office properties, 16 industrial and 9 multifamily properties.

WRIT’s dividends have increased every year for 32 consecutive years. WRIT’s FFO per share has increased every year for 30 years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Washington Real Estate Investment Trust

Consolidated Statement of Operations

(In thousands, except per share data)

	Twelve Months Ended		Three Months Ended
OPERATING RESULTS	12/31/02	12/31/01	12/31/02	09/30/02	06/30/02	03/31/02	12/31/01
Real estate rental revenue	$152,929	$147,283	$39,027	$38,324	$37,556	$38,022	$37,755
Real estate expenses	(43,905)	(41,733)	(11,124)	(11,453)	(10,803)	(10,525)	(10,257)

	109,024	105,550	27,903	26,871	26,753	27,497	27,498

Real estate depreciation and amortization	(29,200)	(26,640)	(7,894)	(7,303)	(7,053)	(6,950)	(7,017)

Income from real estate	79,824	78,910	20,009	19,568	19,700	20,547	20,481

Other income	680	1,686	127	177	228	148	435
Interest expense	(27,849)	(27,071)	(7,010)	(7,068)	(6,888)	(6,883)	(6,893)
General and administrative	(4,575)	(6,100)	(1,074)	(1,034)	(1,227)	(1,240)	(1,559)

Income from continuing operations	48,080	47,425	12,052	11,643	11,813	12,572	12,464
Discontinued operations:
Income (loss) from operations of disposed property	(82)	632	—	—	—	(82)	(58)
Gain on property disposed	3,838	—	—	—	—	3,838	—

Income before sale of real estate investment	51,836	48,057	12,052	11,643	11,813	16,328	12,406
Gain on sale of real estate investment	—	4,296	—	—	—	—	—

Net Income	$51,836	$52,353	$12,052	$11,643	$11,813	$16,328	$12,406

Per Share Data
Income from continuing operations	$1.22	$1.25	$0.31	$0.30	$0.30	$0.32	$0.32
Net Income	$1.32	$1.38	$0.31	$0.30	$0.30	$0.42	$0.32
Fully diluted weighted average shares outstanding	39,281,248	37,950,613	39,328,198	39,358,143	39,348,732	39,185,576	39,056,824

Percentage of Revenues:
Real estate expenses	28.7%	28.3%	28.5%	29.9%	28.8%	27.7%	27.2%
General and administrative	3.0%	4.1%	2.8%	2.7%	3.3%	3.3%	4.1%

Ratios:
EBITDA / Interest Expense[1]	3.8x	3.7x	3.9x	3.7x	3.7x	3.8x	3.8x
Income from continuing operations /
Total revenue	31.4%	32.2%	30.9%	30.4%	31.5%	33.1%	33.0%
Earnings to Fixed Charges[2]	2.7x	2.8x	2.7x	2.6x	2.7x	2.8x	2.8x

[1]	EBITDA/Interest Expense is computed by dividing income before (a) gain on sale of real estate; (b) interest income; (c) interest expense; and (d) depreciation and amortization by the sum of interest expense, including interest costs capitalized, and the amortized costs of debt issuance.

[2]	Earnings to Fixed Charges is computed by dividing income before (a) gain on sale of real estate; (b) interest expense, including amortization; and (c) capitalized interest by the sum of interest expense, capitalized interest and amortized debt costs.

Washington Real Estate Investment Trust

Consolidated Balance Sheet

(In thousands)

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001
Assets
Land	$169,045	$169,045	$165,863	$152,835	$151,782
Building	684,657	679,365	660,314	625,374	622,804

Total real estate, at cost	853,702	848,410	826,177	778,209	774,586
Accumulated depreciation	(146,912)	(139,965)	(133,219)	(126,788)	(122,625)

Total investment in real estate, net	706,790	708,445	692,958	651,421	651,961
Cash and cash equivalents	13,076	15,818	24,129	30,509	26,441
Rents and other receivables net of allowance for doubtful accounts	14,072	12,617	12,481	11,088	10,523
Prepaid expenses and other assets	22,059	21,083	16,604	18,248	19,010

Total Assets	$755,997	$757,963	$746,172	$711,266	$707,935

Liabilities
Accounts payable and other liabilities	$14,661	$11,869	$14,522	$11,564	$13,239
Advance rents	4,409	4,172	3,006	2,953	3,604
Tenant security deposits	6,495	6,442	6,302	6,184	6,148
Mortgage notes payable	86,951	87,197	94,159	94,445	94,726
Lines of credit payable	50,750	53,750	32,000	—	—
Notes payable	265,000	265,000	265,000	265,000	265,000

Total Liabilities	428,266	428,430	414,989	380,146	382,717

Minority interest	1,554	1,554	1,542	1,658	1,611

Shareholders’ Equity
Shares of beneficial interest, $.01 par value; 100,000 shares authorized	$392	$391	$391	$390	$388
Additional paid-in capital	328,797	328,387	327,893	325,741	323,257
Retained earnings (deficit)	(2,554)	(799)	1,357	3,331	(38)
Less: Deferred Compensation on restricted shares	(458)	—	—	—	—

Total Shareholders’ Equity	326,177	327,979	329,641	329,462	323,607

Total Liabilities and Shareholders’ Equity	$755,997	$757,963	$746,172	$711,266	$707,935

Total Debt / Total Market Capitalization	0.29:1	0.29:1	0.26:1	0.24:1	0.27:1

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

	Twelve Months Ended		Three Months Ended
	12/31/02	12/31/01	12/31/02	09/30/02	06/30/02	03/31/02	12/31/01
Funds From Operations
Net Income	$51,836	$52,353	$12,052	$11,643	$11,813	$16,328	$12,406
Real estate depreciation and amortization	29,200	26,103	7,894	7,303	7,053	6,950	7,017
Gain on sale of real estate investment	—	(4,296)	—	—	—	—	—
Discontinued operations:
Gain on property disposed	(3,838)	—	—	—	—	(3,838)	—
Real estate depreciation and amortization	11	95	—	—	—	11	24

Funds From Operations (FFO)	77,209	74,255	19,946	18,946	18,866	19,451	19,447

FFO per share—basic	$1.98	$1.97	$0.51	$0.48	$0.48	$0.50	$0.50
FFO per share—fully diluted	$1.97	$1.96	$0.51	$0.48	$0.48	$0.50	$0.50

Funds Available for Distribution
Accretive:
Tenant Improvements	(4,656)	(3,186)	(1,267)	(1,095)	(1,280)	(1,014)	(578)
Leasing Commissions Capitalized	(1,418)	(1,001)	(496)	(258)	(381)	(283)	(306)
Non-Accretive:
Recurring Capital Improvements	(8,068)	(5,307)	(2,475)	(2,132)	(1,647)	(1,814)	(1,463)
Straight-Line Rent, Net	(1,848)	(2,352)	(484)	(338)	(487)	(539)	(550)
Non RE Depreciation & Amortization	1,995	1,789	501	491	488	515	449
Divestiture Sharing Distribution	—	537	—	—	—	—	—

Funds Available for Distribution (FAD)	63,214	64,735	15,725	15,614	15,559	16,316	16,999

Net Funds Available for Distribution
Accretive:
Major Renovations and Expansions	(8,985)	(1,705)	(1,383)	(2,592)	(3,090)	(1,920)	(1,213)
Acquisition-Related	(1,360)	(3,528)	(187)	(334)	(441)	(398)	(1,547)

Net Funds Available for Distribution (NFAD)	$52,869	$59,502	$14,155	$12,688	$12,028	$13,998	$14,239

FAD per share—basic	$1.62	$1.72	$0.40	$0.40	$0.40	$0.42	$0.44
FAD per share—fully diluted	$1.61	$1.71	$0.40	$0.40	$0.40	$0.42	$0.44

NFAD per share—basic	$1.35	$1.58	$0.36	$0.33	$0.31	$0.36	$0.37
NFAD per share—fully diluted	$1.35	$1.57	$0.36	$0.33	$0.31	$0.36	$0.36

Average shares—basic	39,060,598	37,673,693	39,150,598	39,133,714	39,055,523	38,898,988	38,748,217
Average shares—fully diluted	39,281,248	37,950,613	39,328,198	39,358,143	39,348,732	39,185,576	39,056,824

Washington Real Estate Investment Trust

Long-Term Debt Analysis

(In thousands, except per share amounts)

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31 2001
Balances Outstanding

Secured
Conventional fixed rate	$86,951	$87,197	$94,159	$94,445	$94,726

Secured total	86,951	87,197	94,159	94,445	94,726

Unsecured
Fixed rate bonds and notes	265,000	265,000	265,000	265,000	265,000
Credit facility	50,750	53,750	32,000	—	—

Unsecured total	315,750	318,750	297,000	265,000	265,000

Total	$402,701	$405,947	$391,159	$359,445	$359,726

Average Interest Rates

Secured
Conventional fixed rate	7.3%	7.3%	7.4%	7.4%	7.4%

Secured total	7.3%	7.3%	7.4%	7.4%	7.4%

Unsecured
Fixed rate bonds	7.4%	7.4%	7.4%	7.4%	7.4%
Credit facilities	2.1%	2.5%	2.6%	0.0%	0.0%

Unsecured total	6.5%	6.6%	6.9%	7.4%	7.4%

Average	6.7%	6.7%	6.5%	7.4%	7.4%

Maturity Schedule

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Total Debt	Average Interest Rate
2003	$1,030	$100,750	$101,780	4.8%
2004	1,110	55,000	56,110	7.9%
2005	26,634	—	26,634	7.7%
2006	331	50,000	50,331	7.5%
2007	7,846	—	7,846	6.8%
2008	—	60,000	60,000	6.7%
2009	50,000	—	50,000	7.1%
2010	—	—	—	0.0%
2011	—	—	—	0.0%
Thereafter	—	50,000	50,000	7.4%

Total maturities	$86,951	$315,750	$402,701	7.3%

Weighted average maturity = 6.7 years

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001

Market Data
Shares Outstanding	39,168	39,146	39,114	38,988	38,829
Market Price per Share	$25.50	$25.38	$28.90	$28.75	$24.89
Equity Market Capitalization	$998,784	$993,525	$1,130,395	$1,120,905	$966,454
Total Debt	$402,701	405,947	391,159	$359,445	$359,726
Total Market Capitalization	$1,401,485	1,399,472	1,521,554	$1,480,350	$1,326,180
Total Debt to Market Capitalization	0.29:1	0.29:1	0.26:1	0.24:1	0.27:1

Earnings to Fixed Charges[1]	2.7x	2.6x	2.7x	2.8x	2.8x
Debt Service Coverage Ratio[2]	3.7x	3.6x	3.6x	3.7x	3.7x

Dividend Data
Common Dividend per Share	$0.3525	$0.3525	$0.3525	$0.3325	$0.3325
Payout Ratio (FFO per share basis)	69.1%	73.4%	73.4%	67.0%	66.8%
Payout Ratio (FAD per share basis)	88.1%	88.1%	88.1%	79.2%	75.6%

[1]	Earnings to Fixed Charges is computed by dividing income before (a) gain on sale of real estate; (b) interest expense, including amortization; and (c) capitalized interest by the sum of interest expense, capitalized interest and amortized debt costs.

[2]	Debt Service Coverage Ratio is computed by dividing income before (a) gain on sale of real estate; (b) interest income; (c) interest expense; and (d) depreciation and amortization by the sum of interest expense, including interest costs capitalized, and the amortized costs of debt issuance plus mortgage principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Operating Income (NOI) Growth & Rental Rate Growth

Q4 2002 vs. Q4 2001

Cash Basis
	Sector	NOI Growth	Rental Rate Growth

	Multifamily	3.3%	4.4%
	Office Buildings (1)	-6.4%	3.2%
	Retail Centers	7.0%	1.7%
	Industrial / Flex Properties	-9.5%	6.2%
	Overall Core Portfolio	-3.2%	3.6%

GAAP Basis
	Sector	NOI Growth	Rental Rate Growth

	Multifamily	3.2%	4.3%
	Office Buildings (1)	-6.7%	2.7%
	Retail Centers	6.2%	1.3%
	Industrial / Flex Properties	-10.6%	5.2%
	Overall Core Portfolio	-3.7%	3.1%

(1)	Office Buildings NOI and overall Core Portfolio NOI Q4 2002 vs. Q4 2001 excluding the 149,000 square feet of vacant space at 7900 Westpark Drive: -2.0% and -1.9%—Cash Basis and -0.3% and -0.4%—GAAP basis.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q4 2002 vs. Q4 2001

GAAP Basis

	Core Portfolio		All Properties
Sector	4th QTR 2002	4th QTR 2001	4th QTR 2002	4th QTR 2001

Multifamily	91.2%	93.3%	91.2%	93.3%
Office Buildings(1)	87.3%	96.4%	87.9%	96.4%
Retail Centers	95.5%	96.3%	95.6%	96.3%
Industrial / Flex Properties	89.7%	98.8%	91.0%	96.0%

Overall Portfolio(2)	89.4%	96.0%	90.1%	95.7%

(1)	Office Buildings occupancy for the Core Portfolio and All Properties excluding the 149,000 square feet of vacant space at 7900 Westpark Drive for Q4 2002 is 91.8% and 92.3%

(2)	Overall Portfolio occupancy for the Core Portfolio and All Properties excluding the 149,000 square feet of vacant space at 7900 Westpark Drive for Q4 2002 is 91.9% and 92.4%.

Washington Real Estate Investment Trust

Schedule of Properties

December 31, 2002

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
7700 Leesburg Pike	Falls Church, VA	1990	1976	147,000
515 King Street	Alexandria, VA	1992	1966	78,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	59,000
Brandywine Center	Rockville, MD	1993	1969	35,000
Tycon Plaza II	Vienna, VA	1994	1981	127,000
Tycon Plaza III	Vienna, VA	1994	1978	151,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	190,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	526,000
8230 Boone Boulevard	Vienna, VA	1998	1981	58,000
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
600 Jefferson Plaza	Rockville, MD	1999	1985	115,000
1700 Research Boulevard	Rockville, MD	1999	1982	103,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000

Subtotal				3,326,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	146,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	128,000
Frederick County Square	Frederick, MD	1995	1973	235,000
800 S. Washington Street	Alexandria, VA	1998	1955/1959	51,000
1620 Wilson Boulevard	Arlington, VA	2002	1959	5,400
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000

Subtotal				1,514,400

1A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

December 31, 2002

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 196	Gaithersburg, MD	1996	1971	145,000
Bethesda Hills Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,079 units)				1,720,000

Industrial Distribution / Flex Properties[2]
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Pepsi-Cola Distribution Center	Forestville, MD	1987	1971	69,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	90,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	245,000

Subtotal				2,482,000

TOTAL				9,042,400

* Multifamily buildings are presented in gross square feet.

2 WRIT acquired Fullerton Industrial Center on January 24, 2003. This three building industrial property in Springfield, VA contains 137,400 rentable square feet and was constructed in 1980.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three months and Twelve months ended December 31, 2002

	4th Quarter 2002	YTD 2002
Gross Leasing Square Footage
Office Buildings	144,013	568,706
Retail Centers	52,476	203,390
Industrial Centers	236,066	544,443

Total	432,555	1,316,539

Weighted Average Term (yrs)
Office Buildings	3.7	3.6
Retail Centers	6.8	5.8
Industrial Centers	5.9	4.8

Total	5.3	4.5

	GAAP	CASH	GAAP	CASH
Rental Rate Increases: Rate on expiring leases
Office Buildings	$25.23	$25.49	$23.85	$24.24
Retail Centers	$16.42	$15.87	$15.52	$15.55
Industrial Centers	$5.78	$5.91	$6.26	$6.37

Total	$13.55	$13.64	$15.29	$15.51

Rate on new and renewal leases
Office Buildings	$27.34	$26.20	$26.42	$25.33
Retail Centers	$20.53	$18.98	$19.23	$17.93
Industrial Centers	$8.16	$7.54	$7.91	$7.38

Total	$16.05	$15.14	$17.65	$16.76

Percentage Increase
Office Buildings	8.36%	2.79%	10.78%	4.45%
Retail Centers	25.03%	19.60%	23.90%	15.31%
Industrial Centers	41.18%	27.58%	26.36%	15.86%

Total	18.45%	11.00%	15.43%	8.06%

	Total Dollars	Square Foot	Total Dollars	Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$1,326,883	$9.21	$5,557,183	$9.77
Retail Centers	$340,591	$6.49	$978,889	$4.81
Industrial Centers	$220,114	$0.93	$1,083,892	$1.99

Total	$1,887,588	$4.36	$7,619,964	$5.79

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Rent

December 31, 2002

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
Lockheed Corporation	2	18	3.44%	168,330	2.62%
General Services Administration	7	32	2.92%	267,199	4.16%
SunTrust Bank	4	26	2.65%	104,291	1.62%
Xerox Corporation	1	20	2.64%	90,994	1.42%
Sun Microsystems, Inc.	1	48	2.56%	110,184	1.72%
INOVA Health Systems	2	79	1.45%	53,196	0.83%
United Communications Group	1	65	1.35%	62,493	0.97%
Northrop-Grumman(1)	1	18	1.30%	57,198	0.89%
Sunrise Assisted Living	1	103	1.23%	48,775	0.76%
IQ Solutions	1	37	1.17%	42,717	0.67%

Total/Weighted Average			20.63%	1,005,377	15.66%

(1)In January, 2003, Northrop-Grumman signed a lease for a 20,000 square foot expansion effective April 2003 at $24.50 per square foot. This expansion is not included in the above calculation.

Washington Real Estate Investment Trust

Lease Expirations

December 31, 2002

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent*	Average Rental Rate	Percent of Annualized Rent *
Office:
2003	156	552,385	19.6%	$13,291,473	$24.06	18.5%
2004	107	729,338	25.9%	18,493,641	25.36	25.7%
2005	103	290,552	10.3%	7,532,888	25.93	10.5%
2006	76	480,278	17.1%	12,820,380	26.69	17.8%
2007	49	221,835	7.9%	5,302,635	23.90	7.4%
2008 and thereafter	77	538,646	19.1%	14,439,968	26.81	20.1%

	568	2,813,034	100.0%	$71,880,986	$25.55	100.0%

Retail:
2003	38	205,727	14.4%	$2,124,325	$10.33	9.9%
2004	41	155,384	10.8%	2,111,982	13.59	9.9%
2005	40	189,723	13.2%	3,265,315	17.21	15.3%
2006	35	136,278	9.5%	2,474,444	18.16	11.6%
2007	39	131,498	9.2%	2,814,330	21.40	13.2%
2008 and thereafter	73	614,548	42.9%	8,592,644	13.98	40.2%

	266	1,433,158	100.0%	$21,383,040	$14.92	100.0%

Industrial:
2003	46	403,267	18.5%	$3,383,115	$8.39	20.0%
2004	40	395,757	18.1%	2,787,267	7.04	16.5%
2005	38	466,554	21.4%	3,182,880	6.82	18.8%
2006	25	327,006	15.0%	3,004,195	9.19	17.8%
2007	14	174,736	8.0%	1,298,924	7.43	7.7%
2008 and thereafter	21	415,688	19.0%	3,249,529	7.82	19.2%

	184	2,183,008	100.0%	$16,905,910	$7.74	100.0%

Total:
2003	240	1,161,379	18.1%	$18,798,914	$16.19	17.1%
2004	188	1,280,479	19.9%	23,392,890	18.27	21.2%
2005	181	946,829	14.7%	13,981,083	14.77	12.7%
2006	136	943,562	14.7%	18,299,019	19.39	16.6%
2007	102	528,069	8.2%	9,415,889	17.83	8.5%
2008 and thereafter	171	1,568,882	24.4%	26,282,141	16.75	23.9%

	1,018	6,429,200	100.0%	$110,169,935	$17.14	100.0%

*Annualized Rent is as of December 31, 2002 rental revenue (cash basis) multiplied by 12.

Washington Real Estate Investment Trust

2002 Acquisition Summary

(Dollars in thousands)

	Acquisition Date	Square Feet	Occupied Sq. Ft. at Acquisition	Occupied Percentage at Acquisition	December 31, 2002 Leased Percentage	Investment
1620 Wilson Boulevard	01/25/2002	5,364	5,364	100%	100%	$2,250,000
Centre at Hagerstown	06/21/2002	326,846	320,309	98%	96%	41,700,000
The Atrium Building	07/23/2002	81,390	37,600	46%	100%	14,200,000

						$58,150,000

Subsequent Event

On January 24, 2003, WRIT acquired Fullerton Industrial Center, a three building industrial property in Springfield, VA for $10.6 million, including the assumption of a $6.6 million existing mortgage bearing interest at 6.77%. Fullerton Industrial Center contains 137,405 rentable square feet and is 100% leased to 16 tenants.

2002 Disposition Summary

(Dollars in thousands)

	Disposition Date	Square Feet	Gross Sales Proceeds	Cash Proceeds
1501 South Capitol Street	02/28/2002	145,000	$6,200	$5,800